Exhibit 99

OFG Bancorp Reports 4Q25 & 2025 Results
SAN JUAN, Puerto Rico, January 22, 2026 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, today reported results for the fourth quarter and year ended December 31, 2025.
4Q25: EPS diluted of $1.27 compared to $1.16 in 3Q25 and $1.09 in 4Q24. Total core revenues of $185.4 million compared to $184.0 million in 3Q25 and $181.9 million in 4Q24.
Full Year 2025: EPS diluted of $4.58 compared to $4.23 in 2024. Total core revenues of $729.8 million compared to $709.6 million in 2024.
CEO Comment
José Rafael Fernández, Chief Executive Officer, said: “Fourth quarter EPS increased 16.4% year-over-year on 1.9% growth in total core revenues, driven by disciplined core operations and a favorable tax benefit. For full year 2025, EPS grew 8.3% on a 2.8% increase in total core revenues, reflecting continued operating momentum and solid underlying performance.”
“Asset quality and credit metrics remained sound and well-controlled throughout the year. We repurchased $40.1 million of common shares in 4Q25 and $91.6 million for the year, reinforcing our commitment to disciplined capital deployment and shareholder returns.”
“During the quarter and year, in line with our strategies, we saw increased commercial loans and broad acceptance of our flagship mass-market Libre and mass affluent Elite deposit accounts. By year end, we grew our client base 4.26% and our Digital First strategy continued to solidify our leadership in banking innovation in Puerto Rico.”
“The island’s economy also continued to perform well, supported by infrastructure investments with federal and private funds and new multi-million dollar on-shoring projects, reinforcing Puerto Rico’s position as a global hub for medical devices and pharmaceutical manufacturing. These developments underpin our confidence in sustained economic activity and long-term growth across our core businesses.”
4Q25 Highlights
Performance Metrics: Net interest margin of 5.12%, return on average assets of 1.81%, return on average tangible common stockholders’ equity of 17.20%, and efficiency ratio of 56.65%.
Total Interest Income of $197.2 million compared to $200.1 million in 3Q25 and $190.2 million in 4Q24. Compared to 3Q25, 4Q25 decreased $2.9 million, reflecting higher average balances of loans and cash at lower average yields, partially offset by higher average balances of investment securities at slightly higher yields.
Total Interest Expense of $44.5 million compared to $45.4 million in 3Q25 and $41.0 million in 4Q24. Compared to 3Q25, 4Q25 decreased $0.9 million, reflecting higher average balances of deposits and borrowings at lower average rates.

Total Banking & Financial Service Revenues of $32.6 million compared to $29.3 million in 3Q25 and $32.8 million in 4Q24. Compared to 3Q25, 4Q25 primarily reflected increased wealth management revenues due to $2.3 million in annual insurance commission recognition.
Pre-Provision Net Revenues of $79.3 million compared to $89.6 million in 3Q25 and $83.0 million in 4Q24.
Other Income reflected a loss of $1.1 million compared to a profit of $2.2 million in 3Q25. 4Q25 included $6.1 million accelerated amortization of technology related assets and gains of $3.9 million on the sale of non-performing loans and $1.1 million on the sale of a building. 3Q25 included $2.2 million in gains from OFG Ventures investments in fintech focused funds.
Total Provision for Credit Losses of $31.9 million compared to $28.3 million in 3Q25 and $30.2 million in 4Q24. 4Q25 primarily reflected $21.8 million for increased loan volume, $5.1 million for a specific reserve on a Puerto Rico telecommunications commercial loan, $2.4 million related to U.S. macroeconomic factors, and $1.7 million in charge-offs from the non-performing loans sale.
Credit Quality: Net charge-offs of $26.9 million (1.32% of average loans) compared to $20.2 million (1.00%) in 3Q25 and $15.9 million (0.82%) in 4Q24. NCOs included $4.8 million from the non-performing loans sale, of which $3.1 million had been previously reserved. 4Q25 early delinquency rate was 2.80%, down from 3Q25 and 4Q24, and total delinquency rate was 4.18%, up from 3Q25 but down from 4Q24. The nonperforming loan rate was 1.59% compared to 1.22% in 3Q25 and 1.06% in 4Q24.
Total Non-Interest Expense of $105.0 million compared to $96.5 million in 3Q25 and $99.7 million in 4Q24. 4Q25 included expenses of $3.3 million in professional service fees related to performance-based advisory costs as part of the renegotiation of a cost-saving technology services contract, $2.5 million for business rightsizing, and $1.0 million related to the previously mentioned accelerated amortization of technology related assets. Compared to 3Q25, costs for additional accumulation for performance bonuses, expanded marketing activities, and the sale of foreclosed assets increased $1.7 million.
Income Tax was a benefit of $8.5 million compared to an expense of $9.5 million in 3Q25 and $2.4 million in 4Q24. 4Q25 benefited from $16.8 million in discrete tax benefits, including $12.9 million from the expiration of a tax agreement from the 2019 acquisition of Scotiabank’s PR and USVI operations, and $3.9 million from a release in valuation allowance of deferred tax assets at the holding company level. Excluding discrete benefits, 2025’s estimated tax rate was 21.8%.
Loans Held for Investment (EOP) of $8.20 billion compared to $8.12 billion in 3Q25 and $7.79 billion in 4Q24. 4Q25 loans increased $83.8 million or 1.0% sequentially, reflecting increases in Puerto Rico commercial loans, partially offset by lower balances in auto and residential mortgage. Loans increased $409.1 million or 5.25% year-over-year, reflecting increases in commercial, consumer, and auto loans, partially offset by a decrease in residential mortgage.
New Loan Production of $605.6 million compared to $623.9 million in 3Q25 and $609.0 million in 4Q24. Compared to 3Q25, 4Q25 reflected decreases in Puerto Rico and U.S. commercial and consumer lending, partially offset by increases in auto and residential mortgage lending. Year-over-year new loan production increased $265.3 million or 11.5% to a record $2.57 billion.
Total Investments (EOP) of $2.84 billion compared to $2.94 billion in 3Q25 and $2.72 billion in 4Q24. Compared to 3Q25, 4Q25 reflected principal paydowns and maturities, partially offset by purchases of $25.0 million of mortgage-backed securities and residential mortgage securitizations of $21.1 million.
Customer Deposits (EOP) of $9.92 billion compared to $9.82 billion in 3Q25 and $9.45 billion in 4Q24. Deposits increased $103.2 million or 1.1% sequentially and $474.0 million or 5.0% year over year, both periods reflecting higher demand, time and savings deposit balances.
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Total Borrowings & Brokered Deposits (EOP) of $897.3 million compared to $746.4 million in 3Q25 and $557.2 million in 4Q24. Compared to 3Q25, 4Q25 reflected increased brokered deposits, mainly for liquidity management.
Cash & Cash Equivalents (EOP) of $1.04 billion compared to $740.3 million in 3Q25 and $591.1 million in 4Q24. Compared to 3Q25, 4Q25 cash reflected increased deposits.
Capital: CET1 ratio was 13.97% compared to 14.13% in 3Q25 and 14.26% in 4Q24. Tangible Common Equity ratio was 10.47% compared to 10.55% in 3Q25 and 10.13% in 4Q24. Tangible Book Value per share was $29.96 compared to $28.92 in 3Q25 and $25.43 in 4Q24.
Conference Call, Financial Supplement & Presentation
A conference call to discuss 4Q25 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 579-2543 or (785) 424-1789. Conference ID: OFGQ425. The call can also be accessed live on www.ofgbancorp.com with webcast replay shortly thereafter. OFG’s Financial Supplement, with full financial tables for the quarter ended December 31, 2025, and the 4Q25 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.
Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements. Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry. For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2024, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 62nd year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Our mission is to make progress possible for our customers, employees, shareholders, and the communities we serve. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Lumarie Vega López (lumarie.vega@orientalbank.com) and Victoria Maldonado Rodríguez (victoria.maldonado@orientalbank.com) at (787) 771-6800
US: Gary Fishman (gfishman@ofgbancorp.com) and Michael Wichman (michael.wichman@ofgbancorp.com) at (212) 532-3232
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OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our December 31, 2025 Annual Report on Form 10-K once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2025		2025	2025	2025	2024
(Dollars in thousands, except per share data) (unaudited)		Q4		Q3	Q2	Q1	Q4
Statement of Operations
Net interest income		$152,744		$154,724	$151,928	$149,071	$149,138
Non-interest income, net (core)	(1)	32,627		29,256	30,246	29,212	32,766
Total core revenues	(2)	185,371		183,980	182,174	178,283	181,904
Non-interest expense		105,011		96,548	94,802	93,452	99,718
Pre-provision net revenues	(21)	79,309		89,629	87,556	85,136	82,977
Total provision for credit losses		31,889		28,258	21,678	25,688	30,190
Net income before income taxes		47,420		61,371	65,878	59,448	52,787
Income tax (benefit) expense		(8,473)		9,533	14,078	13,876	2,440
Net income available to common stockholders		55,893		51,838	51,800	45,572	50,347
Common Share Statistics
Earnings per common share - basic	(3)	$1.28		$1.17	$1.15	$1.01	$1.10
Earnings per common share - diluted	(4)	$1.27		$1.16	$1.15	$1.00	$1.09
Average common shares outstanding		43,649		44,430	44,854	45,295	45,946
Average common shares outstanding and equivalents		43,901		44,658	45,033	45,509	46,248
Cash dividends per common share		$0.30		$0.30	$0.30	$0.30	$0.25
Book value per common share (period end)		$32.13		$31.07	$29.83	$28.83	$27.60
Tangible book value per common share (period end)	(5)	$29.96		$28.92	$27.67	$26.66	$25.43
Balance Sheet (Average Balances)
Loans	(6)	$8,117,032		$8,098,058	$7,963,890	$7,784,757	$7,717,566
Interest-earning assets		11,827,933		11,715,599	11,466,602	11,152,184	10,981,886
Total assets		12,377,910		12,248,544	11,958,502	11,657,544	11,523,140
Core deposits		9,930,939		9,866,369	9,736,301	9,623,779	9,555,213
Total deposits		10,161,728		10,086,731	9,963,960	9,782,001	9,651,748
Interest-bearing deposits		7,541,276		7,498,818	7,382,083	7,240,258	7,107,550
Borrowings		555,820		548,832	444,820	358,666	329,231
Stockholders' equity		1,394,097		1,361,055	1,318,886	1,290,888	1,304,779
Performance Metrics
Net interest margin	(7)	5.12%		5.24%	5.31%	5.42%	5.40%
Return on average assets	(8)	1.81%		1.69%	1.73%	1.56%	1.75%
Return on average tangible common stockholders' equity	(9)	17.20%		16.39%	16.96%	15.28%	16.71%
Efficiency ratio	(10)	56.65%		52.48%	52.04%	52.42%	54.82%
Full-time equivalent employees, period end		2,185		2,217	2,222	2,223	2,246
Credit Quality Metrics
Allowance for credit losses		$202,341		$197,782	$189,944	$181,174	$175,863
Allowance as a % of loans held for investment		2.47%		2.44%	2.32%	2.31%	2.26%
Net charge-offs		$26,873	(a)	$20,208	$12,784	$20,370	$15,862
Net charge-off rate	(11)	1.32%	(a)	1.00%	0.64%	1.05%	0.82%
Early delinquency rate (30 - 89 days past due)		2.80%		2.84%	2.46%	2.19%	2.95%
Total delinquency rate (30 days and over)		4.18%		4.06%	3.59%	3.49%	4.38%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		10.71%		10.75%	10.83%	10.83%	10.93%
Common equity Tier 1 capital ratio		13.97%		14.13%	13.99%	14.27%	14.26%
Tier 1 risk-based capital ratio		13.97%		14.13%	13.99%	14.27%	14.26%
Total risk-based capital ratio		15.24%		15.39%	15.25%	15.53%	15.52%
Tangible common equity ("TCE") ratio		10.47%		10.55%	10.20%	10.30%	10.13%

(a)During 4Q 2025, the Company sold non-performing commercial loans, recognizing $6.1 million charge-offs, of which $3.1 million were previously reserved, $1.3 million recoveries, and a $3.9 million gain on sale.

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		Year ended
(Dollars in thousands, except per share data) (unaudited)		2025		2024
Statement of Operations
Net interest income		$608,467		$588,440
Non-interest income, net (core)	(1)	121,341		121,181
Total core revenues	(2)	729,808		709,621
Non-interest expense		389,813		375,690
Pre-provision net revenues	(21)	341,630		335,999
Total provision for credit losses		107,513		82,251
Net income before income taxes		234,117		253,748
Income tax expense		29,014		55,578
Net income available to common stockholders		205,103		198,170
Common Share Statistics
Earnings per common share - basic	(3)	$4.60		$4.25
Earnings per common share - diluted	(4)	$4.58		$4.23
Average common shares outstanding		44,552		46,637
Average common shares outstanding and equivalents		44,760		46,902
Cash dividends per common share		$1.20		$1.00
Book value per common share (period end)		$32.13		$27.60
Tangible book value per common share (period end)	(5)	$29.96		$25.43
Balance Sheet (Average Balances)
Loans	(6)	$7,992,141		$7,626,830
Interest-earning assets		11,542,913		10,829,907
Total assets		12,063,114		11,326,121
Core deposits		9,790,398		9,569,167
Total deposits		9,999,885		9,613,722
Interest-bearing deposits		7,416,660		7,057,204
Borrowings		477,772		252,919
Stockholders' equity		1,341,568		1,255,872
Performance Metrics
Net interest margin	(7)	5.27%		5.43%
Return on average assets	(8)	1.70%		1.75%
Return on average tangible common stockholders' equity	(9)	16.47%		17.17%
Efficiency ratio	(10)	53.41%		52.94%
Full-time equivalent employees, period end		2,185		2,246
Credit Quality Metrics
Allowance for credit losses		$202,341		$175,863
Allowance as a % of loans held for investment		2.47%		2.26%
Net charge-offs		$80,235	(a)	$67,790
Net charge-off rate	(11)	1.00%	(a)	0.89%
Early delinquency rate (30 - 89 days past due)		2.80%		2.95%
Total delinquency rate (30 days and over)		4.18%		4.38%
(a)Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands) (unaudited)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Interest income:
Loans
Non-PCD loans	$144,385	$146,665	$141,797	$137,690	$139,659
PCD loans	13,826	14,669	15,190	15,718	15,682
Total interest income from loans	158,211	161,334	156,987	153,408	155,341
Investment securities and cash	39,011	38,811	37,360	35,814	34,822
Total interest income	197,222	200,145	194,347	189,222	190,163
Interest expense:
Deposits
Core deposits	36,482	37,458	35,529	34,645	36,312
Brokered deposits	2,352	2,284	2,350	1,647	1,020
Total deposits	38,834	39,742	37,879	36,292	37,332
Borrowings	5,644	5,679	4,540	3,859	3,693
Total interest expense	44,478	45,421	42,419	40,151	41,025
Net interest income	152,744	154,724	151,928	149,071	149,138
Provision for credit losses, excluding PCD loans	33,643	27,591	21,010	24,810	32,838
(Recapture of) provision for credit losses on PCD loans	(1,754)	667	668	878	(2,648)
Total provision for credit losses	31,889	28,258	21,678	25,688	30,190
Net interest income after provision for credit losses	120,855	126,466	130,250	123,383	118,948
Non-interest income:
Banking service revenues	16,550	15,930	15,982	15,981	15,329
Wealth management revenues	11,378	9,014	8,918	8,455	10,626
Mortgage banking activities	4,699	4,312	5,346	4,776	6,811
Total banking and financial service revenues	32,627	29,256	30,246	29,212	32,766
Other (loss) income, net	(1,051)	2,197	184	305	791
Total non-interest income, net	31,576	31,453	30,430	29,517	33,557
Non-interest expense:
Compensation and employee benefits	43,093	39,836	39,565	39,932	42,959
Occupancy, equipment and infrastructure costs	15,338	14,994	14,629	14,820	15,284
General and administrative expenses	46,371	42,239	40,298	37,672	39,672
Foreclosed real estate and other repossessed assets expenses (income), net	209	(521)	310	1,028	1,803
Total non-interest expense	105,011	96,548	94,802	93,452	99,718
Income before income taxes	47,420	61,371	65,878	59,448	52,787
Income tax (benefit) expense	(8,473)	9,533	14,078	13,876	2,440
Net income available to common shareholders	$55,893	$51,838	$51,800	$45,572	$50,347

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands) (unaudited)	Year ended
	2025	2024
Interest income:
Loans
Non-PCD loans	$570,537	$549,730
PCD loans	59,403	63,872
Total interest income from loans	629,940	613,602
Investment securities and cash	150,996	136,675
Total interest income	780,936	750,277
Interest expense:
Deposits
Core deposits	144,114	148,215
Brokered deposits	8,633	2,065
Total deposits	152,747	150,280
Borrowings	19,722	11,557
Total interest expense	172,469	161,837
Net interest income	608,467	588,440
Provision for credit losses, excluding PCD loans	107,054	87,426
Provision for (recapture of) credit losses on PCD loans	459	(5,175)
Total provision for credit losses	107,513	82,251
Net interest income after provision for credit losses	500,954	506,189
Non-interest income:
Banking service revenues	64,443	66,923
Wealth management revenues	37,765	35,622
Mortgage banking activities	19,133	18,636
Total banking and financial service revenues	121,341	121,181
Other income, net	1,635	2,068
Total non-interest income, net	122,976	123,249
Non-interest expense:
Compensation and employee benefits	162,426	159,710
Occupancy, equipment and infrastructure costs	59,781	59,123
General and administrative expenses	166,580	153,845
Foreclosed real estate and other repossessed assets expenses, net	1,026	3,012
Total non-interest expense	389,813	375,690
Income before income taxes	234,117	253,748
Income tax expense	29,014	55,578
Net income available to common shareholders	$205,103	$198,170

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Cash and cash equivalents		$1,040,335	$740,349	$851,798	$710,600	$591,137
Investments:
Trading securities		23	21	18	19	18
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		2,508,730	2,564,831	2,406,956	2,413,420	2,336,505
US treasury securities		1,651	1,635	1,399	1,384	1,150
Other investment securities		501	503	519	533	550
Total investment securities available-for-sale		2,510,882	2,566,969	2,408,874	2,415,337	2,338,205
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		269,498	275,116	281,186	286,824	292,158
Other investment securities		—	35,000	35,000	35,000	35,000
Total investment securities held-to-maturity		269,498	310,116	316,186	321,824	327,158
Equity securities		62,738	61,906	59,556	48,785	54,896
Total investments		2,843,141	2,939,012	2,784,634	2,785,965	2,720,277
Loans, net		8,014,246	7,935,413	8,009,599	7,688,271	7,633,831
Other assets:
Prepaid expenses		20,415	150,461	119,766	68,216	72,010
Deferred tax asset, net		104,359	7,468	7,048	6,299	6,248
Foreclosed real estate and repossessed properties		5,947	8,025	7,363	10,927	10,597
Premises and equipment, net		93,554	100,760	102,095	103,577	104,512
Goodwill		84,241	84,241	84,241	84,241	84,241
Other intangibles		9,855	11,086	12,318	13,550	14,782
Right of use assets		21,261	22,694	17,284	18,663	19,197
Servicing asset		66,333	67,437	68,588	69,238	70,435
Accounts receivable and other assets		161,970	162,866	166,776	169,710	173,467
Total assets		$12,465,657	$12,229,812	$12,231,510	$11,729,257	$11,500,734
Deposits:
Demand deposits		$5,799,985	$5,791,959	$5,801,400	$5,841,418	$5,627,406
Savings accounts		2,259,980	2,208,212	2,131,076	2,107,622	2,064,916
Time deposits		1,862,793	1,819,397	1,963,336	1,808,117	1,756,389
Brokered deposits		339,994	189,065	248,353	165,812	156,075
Total deposits		10,262,752	10,008,633	10,144,165	9,922,969	9,604,786
Borrowings:
Securities sold under agreements to repurchase		100,714	100,791	27,463	—	75,222
Advances from FHLB and other borrowings		456,590	456,530	456,530	255,642	325,952
Total borrowings		557,304	557,321	483,993	255,642	401,174
Other liabilities:
Acceptances outstanding		22,442	29,975	27,572	35,269	31,526
Lease liability		23,157	24,681	19,354	20,795	21,388
GNMA buy-back option program liability	(22)	56,492	46,716	43,281	44,665	48,586
Deferred tax liability, net		—	50,298	48,374	44,223	40,718
Accrued expenses and other liabilities		153,505	136,771	130,318	110,333	98,185
Total liabilities		11,075,652	10,854,395	10,897,057	10,433,896	10,246,363
Stockholders' equity:
Common stock		59,885	59,885	59,885	59,885	59,885
Additional paid-in capital		642,973	641,350	639,901	638,475	639,786
Legal surplus		188,490	183,614	178,834	173,905	169,537
Retained earnings		904,630	866,826	833,187	802,024	771,993
Treasury stock, at cost		(389,067)	(348,957)	(328,572)	(320,927)	(296,991)
Accumulated other comprehensive loss, net		(16,906)	(27,301)	(48,782)	(58,001)	(89,839)
Total stockholders' equity		1,390,005	1,375,417	1,334,453	1,295,361	1,254,371
Total liabilities and stockholders' equity		$12,465,657	$12,229,812	$12,231,510	$11,729,257	$11,500,734

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$582,563	$580,332	$575,423	$571,637	$580,267
Mortgage GNMA buy-back option program	(22)	56,492	46,716	43,281	44,665	48,586
Commercial PR		2,586,305	2,469,925	2,511,495	2,337,872	2,310,281
Commercial US		829,975	831,731	825,254	727,409	704,081
Consumer		683,246	685,740	680,060	670,213	667,963
Auto		2,636,890	2,646,811	2,661,795	2,592,922	2,549,033
		7,375,471	7,261,255	7,297,308	6,944,718	6,860,211
Less: Allowance for credit losses		(198,239)	(189,701)	(182,765)	(174,752)	(170,709)
Total non-PCD loans held for investment, net		7,177,232	7,071,554	7,114,543	6,769,966	6,689,502

PCD:
Mortgage		751,291	772,808	795,863	819,271	841,964
Commercial PR		73,889	82,748	86,685	87,779	88,729
Consumer		302	337	575	595	598
Auto		89	119	160	281	460
		825,571	856,012	883,283	907,926	931,751
Less: Allowance for credit losses		(4,102)	(8,081)	(7,179)	(6,422)	(5,154)
Total PCD loans held for investment, net		821,469	847,931	876,104	901,504	926,597
Total loans held for investment		7,998,701	7,919,485	7,990,647	7,671,470	7,616,099
Mortgage loans held for sale		12,483	9,680	14,590	12,439	13,286
Other loans held for sale		3,062	6,248	4,362	4,362	4,446
Total loans, net		$8,014,246	$7,935,413	$8,009,599	$7,688,271	$7,633,831

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,333,854	$1,353,140	$1,371,286	$1,390,908	$1,422,231
Mortgage GNMA buy-back option program	(22)	56,492	46,716	43,281	44,665	48,586
Commercial PR		2,660,194	2,552,673	2,598,180	2,425,651	2,399,010
Commercial US		829,975	831,731	825,254	727,409	704,081
Consumer		683,548	686,077	680,635	670,808	668,561
Auto		2,636,979	2,646,930	2,661,955	2,593,203	2,549,493
		8,201,042	8,117,267	8,180,591	7,852,644	7,791,962
Less: Allowance for credit losses		(202,341)	(197,782)	(189,944)	(181,174)	(175,863)
Total loans held for investment, net		7,998,701	7,919,485	7,990,647	7,671,470	7,616,099
Mortgage loans held for sale		12,483	9,680	14,590	12,439	13,286
Other loans held for sale		3,062	6,248	4,362	4,362	4,446
Total loans, net		$8,014,246	$7,935,413	$8,009,599	$7,688,271	$7,633,831

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Year ended
(Dollars in thousands) (unaudited)		December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Loan production	(13)
Mortgage		$44,593	$42,392	$55,575	$37,014	$42,562	$179,574	$150,334
Commercial PR		201,974	216,560	253,874	163,232	211,217	835,640	739,607
Commercial US		111,896	116,368	147,193	57,939	44,034	433,396	155,675
Consumer		68,204	76,027	76,757	67,859	68,941	288,847	304,455
Auto		178,928	172,558	250,269	232,897	242,225	834,652	956,750
Total		$605,595	$623,905	$783,668	$558,941	$608,979	$2,572,109	$2,306,821

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2025 Q4			2025 Q3			2025 Q2			2025 Q1			2024 Q4
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$803,931	$7,898	3.90%	$784,978	$8,555	4.32%	$746,356	$8,078	4.34%	$593,325	$6,316	4.32%	$560,013	$6,534	4.64%
Investment securities	2,906,970	31,113	4.28%	2,832,563	30,256	4.27%	2,756,356	29,282	4.25%	2,774,102	29,498	4.25%	2,704,307	28,288	4.18%
Loans held for investment
Non-PCD loans	7,272,783	144,385	7.88%	7,228,920	146,665	8.05%	7,067,367	141,797	8.05%	6,864,180	137,690	8.14%	6,763,828	139,659	8.21%
PCD loans	844,249	13,826	6.55%	869,138	14,669	6.75%	896,523	15,190	6.78%	920,577	15,718	6.83%	953,738	15,682	6.58%
Total loans	8,117,032	158,211	7.73%	8,098,058	161,334	7.90%	7,963,890	156,987	7.91%	7,784,757	153,408	7.99%	7,717,566	155,341	8.01%
Total interest-earning assets	$11,827,933	$197,222	6.62%	$11,715,599	$200,145	6.78%	$11,466,602	$194,347	6.80%	$11,152,184	$189,222	6.88%	$10,981,886	$190,163	6.89%

Interest bearing liabilities:
Deposits
NOW accounts	$3,211,013	$14,976	1.85%	$3,208,598	$15,941	1.97%	$3,211,382	$15,451	1.93%	$3,193,088	$14,897	1.89%	$3,282,808	$16,871	2.04%
Savings accounts	2,258,856	6,450	1.13%	2,215,538	6,212	1.11%	2,119,036	5,175	0.98%	2,093,431	5,028	0.97%	2,038,523	5,062	0.99%
Time deposits	1,840,618	14,113	3.04%	1,854,320	14,362	3.07%	1,824,006	13,960	3.07%	1,795,517	13,777	3.11%	1,689,684	13,247	3.12%
Brokered deposits	230,789	2,352	4.04%	220,362	2,284	4.11%	227,659	2,350	4.14%	158,222	1,647	4.22%	96,535	1,020	4.21%
	7,541,276	37,891	1.99%	7,498,818	38,799	2.05%	7,382,083	36,936	2.01%	7,240,258	35,349	1.98%	7,107,550	36,200	2.03%
Non-interest bearing deposit accounts	2,620,452	—	—	2,587,913	—	—	2,581,877	—	—	2,541,743	—	—	2,544,198	—	—
Fair value premium and core deposit intangible amortization	—	943	—	—	943	—	—	943	—	—	943	—	—	1,132	—
Total deposits	10,161,728	38,834	1.52%	10,086,731	39,742	1.56%	9,963,960	37,879	1.52%	9,782,001	36,292	1.50%	9,651,748	37,332	1.54%
Borrowings
Securities sold under agreements to repurchase	100,000	951	3.77%	93,028	986	4.21%	10,517	120	4.56%	63,531	710	4.53%	44,837	542	4.81%
Advances from FHLB and other borrowings	455,820	4,693	4.08%	455,804	4,693	4.08%	434,303	4,420	4.08%	295,135	3,149	4.33%	284,394	3,151	4.41%
Total borrowings	555,820	5,644	4.03%	548,832	5,679	4.10%	444,820	4,540	4.09%	358,666	3,859	4.36%	329,231	3,693	4.46%
Total liabilities	$10,717,548	$44,478	1.65%	$10,635,563	$45,421	1.69%	$10,408,780	$42,419	1.63%	$10,140,667	$40,151	1.61%	$9,980,979	$41,025	1.64%
Interest rate spread		$152,744	4.97%		$154,724	5.09%		$151,928	5.17%		$149,071	5.27%		$149,138	5.25%
Net interest margin			5.12%			5.24%			5.31%			5.42%			5.40%

Core deposits: (Non-GAAP)
NOW accounts	$3,211,013	$14,976	1.85%	$3,208,598	$15,941	1.97%	$3,211,382	$15,451	1.93%	$3,193,088	$14,897	1.89%	$3,282,808	$16,871	2.04%
Savings accounts	2,258,856	6,450	1.13%	2,215,538	6,212	1.11%	2,119,036	5,175	0.98%	2,093,431	5,028	0.97%	2,038,523	5,062	0.99%
Time deposits	1,840,618	14,113	3.04%	1,854,320	14,362	3.07%	1,824,006	13,960	3.07%	1,795,517	13,777	3.11%	1,689,684	13,247	3.12%
	7,310,487	35,539	1.93%	7,278,456	36,515	1.99%	7,154,424	34,586	1.94%	7,082,036	33,702	1.93%	7,011,015	35,180	2.00%
Non-interest bearing deposit accounts	2,620,452	—	—	2,587,913	—	—	2,581,877	—	—	2,541,743	—	—	2,544,198	—	—
Total core deposits	$9,930,939	$35,539	1.42%	$9,866,369	$36,515	1.47%	$9,736,301	$34,586	1.42%	$9,623,779	$33,702	1.42%	$9,555,213	$35,180	1.46%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$555,820	$5,644	4.03%	$548,832	$5,679	4.10%	$444,820	$4,540	4.09%	$358,666	$3,859	4.36%	$329,231	$3,693	4.46%
Brokered deposits	230,789	2,352	4.04%	220,362	2,284	4.11%	227,659	2,350	4.14%	158,222	1,647	4.22%	96,535	1,020	4.21%
Total borrowings and brokered deposits	$786,609	$7,996	4.03%	$769,194	$7,963	4.11%	$672,479	$6,890	4.11%	$516,888	$5,506	4.32%	$425,766	$4,713	4.40%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

	Year ended
	2025			2024
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Interest earning assets:
Cash equivalents	$732,869	$30,847	4.21%	$611,976	$31,589	5.16%
Investment securities	2,817,903	120,149	4.26%	2,591,101	105,086	4.06%
Loans held for investment
Non-PCD loans	7,109,765	570,537	8.02%	6,613,109	549,730	8.31%
PCD loans	882,376	59,403	6.73%	1,013,721	63,872	6.30%
Total loans	7,992,141	629,940	7.88%	7,626,830	613,602	8.05%
Total interest-earning assets	$11,542,913	$780,936	6.77%	$10,829,907	$750,277	6.93%

Interest bearing liabilities:
Deposits
NOW accounts	$3,206,076	$61,263	1.91%	$3,399,476	$78,362	2.31%
Savings accounts	2,172,288	22,864	1.05%	2,027,746	18,843	0.93%
Time deposits	1,828,809	56,214	3.07%	1,585,427	46,482	2.93%
Brokered deposits	209,487	8,633	4.12%	44,555	2,065	4.63%
	7,416,660	148,974	2.01%	7,057,204	145,752	2.07%
Non-interest bearing deposit accounts	2,583,225	—	—%	2,556,518	—	—%
Fair value premium and core deposit intangible amortization	—	3,773	—	—	4,528	—
Total deposits	9,999,885	152,747	1.53%	9,613,722	150,280	1.56%
Borrowings
Securities sold under agreements to repurchase	66,941	2,767	4.13%	11,270	542	4.81%
Advances from FHLB and other borrowings	410,831	16,955	4.13%	241,649	11,015	4.56%
Total borrowings	477,772	19,722	4.13%	252,919	11,557	4.57%
Total interest-bearing liabilities	$10,477,657	$172,469	1.65%	$9,866,641	$161,837	1.64%
Interest rate spread		$608,467	5.12%		$588,440	5.29%
Net interest margin			5.27%			5.43%

Core deposits: (Non-GAAP)
NOW accounts	$3,206,076	$61,263	1.91%	$3,399,476	$78,362	2.31%
Savings accounts	2,172,288	22,864	1.05%	2,027,746	18,843	0.93%
Time deposits	1,828,809	56,214	3.07%	1,585,427	46,482	2.93%
	7,207,173	140,341	1.95%	7,012,649	143,687	2.05%
Non-interest bearing deposit accounts	2,583,225	—	—%	2,556,518	—	—%
Total core deposits	$9,790,398	$140,341	1.43%	$9,569,167	$143,687	1.50%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$477,772	$19,722	4.13%	$252,919	$11,557	4.57%
Brokered deposits	209,487	8,633	4.12%	44,555	2,065	4.63%
Total borrowings and brokered deposits	$687,259	$28,355	4.13%	$297,474	$13,622	4.58%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2025		2025	2025	2025	2024
(Dollars in thousands) (unaudited)	Q4		Q3	Q2	Q1	Q4
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$—		$—	$11	$23	$24
Recoveries	(91)		(171)	(745)	(186)	(190)
Total mortgage	(91)		(171)	(734)	(163)	(166)
Commercial PR:
Charge-offs	6,012	(a)	1,446	273	112	713
Recoveries	(1,275)	(a)	(922)	(88)	(152)	(381)
Total commercial PR	4,737		524	185	(40)	332
Commercial US:
Charge-offs	55		3,647	—	2,918	315
Recoveries	(44)		—	—	—	—
Total commercial US	11		3,647	—	2,918	315
Consumer:
Charge-offs	9,023		7,704	6,970	8,252	8,242
Recoveries	(964)		(896)	(848)	(725)	(1,792)
Total consumer	8,059		6,808	6,122	7,527	6,450
Auto:
Charge-offs	19,002		16,743	14,870	18,192	18,503
Recoveries	(7,070)		(7,108)	(7,570)	(7,674)	(8,137)
Total auto	11,932		9,635	7,300	10,518	10,366
Total	$24,648		$20,443	$12,873	$20,760	$17,297

PCD
Mortgage:
Charge-offs	$—		$—	$59	$—	$—
Recoveries	(239)		(281)	(91)	(341)	(345)
Total mortgage	(239)		(281)	(32)	(341)	(345)
Commercial PR:
Charge-offs	3,223	(a)	205	31	—	39
Recoveries	(734)	(a)	(118)	(63)	(25)	(1,026)
Total commercial PR	2,489		87	(32)	(25)	(987)
Consumer:
Charge-offs	—		—	1	—	—
Recoveries	(6)		(10)	(11)	(6)	(13)
Total consumer	(6)		(10)	(10)	(6)	(13)
Auto:
Charge-offs	6		2	13	1	1
Recoveries	(25)		(33)	(28)	(19)	(91)
Total auto	(19)		(31)	(15)	(18)	(90)
Total	$2,225		$(235)	$(89)	$(390)	$(1,435)

Total Net Charge-offs	$26,873		$20,208	$12,784	$20,370	$15,862
Net Charge-off Rates
Mortgage	(0.10)%		(0.13)%	(0.22)%	(0.14)%	(0.14)%
Commercial PR	1.11%	(a)	0.10%	0.02%	(0.01)%	(0.11)%
Commercial US	0.01%		1.74%	—%	1.62%	0.18%
Consumer	4.55%		3.85%	3.50%	4.34%	3.72%
Auto	1.81%		1.45%	1.11%	1.63%	1.63%
Total	1.32%	(a)	1.00%	0.64%	1.05%	0.82%
Average Loans Held For Investment
Mortgage	$1,341,058		$1,361,765	$1,379,986	$1,404,961	$1,429,022
Commercial PR	2,596,971		2,536,829	2,463,009	2,392,006	2,386,204
Commercial US	834,224		836,527	786,637	719,838	689,310
Consumer	707,401		705,945	698,581	693,563	692,119
Auto	2,637,378		2,656,992	2,635,677	2,574,389	2,520,911
Total	$8,117,032		$8,098,058	$7,963,890	$7,784,757	$7,717,566
(a) Refer to “(a)” in Table 1-1.to “(c)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2025	2025	2025	2025	2024
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Early Delinquency (30 - 89 days past due)
Mortgage		$10,709	$11,474	$10,313	$9,830	$11,431
Commercial		2,004	9,423	3,121	1,412	6,825
Consumer		15,341	15,000	13,093	12,129	14,281
Auto		178,100	170,075	152,732	128,619	170,013
Total		$206,154	$205,972	$179,259	$151,990	$202,550
Early Delinquency Rates (30 - 89 days past due)
Mortgage		1.68%	1.83%	1.67%	1.59%	1.82%
Commercial		0.06%	0.29%	0.09%	0.05%	0.23%
Consumer		2.25%	2.19%	1.93%	1.81%	2.14%
Auto		6.75%	6.43%	5.74%	4.96%	6.67%
Total		2.80%	2.84%	2.46%	2.19%	2.95%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$22,246	$22,657	$19,946	$21,457	$22,840
GNMA's buy-back option program	(22)	56,492	46,716	43,281	44,665	48,586
Total mortgage		78,738	69,373	63,227	66,122	71,426
Commercial		11,534	20,592	14,282	17,692	20,193
Consumer		19,519	18,942	16,839	15,611	18,471
Auto		198,779	185,964	167,653	142,662	190,068
Total		$308,570	$294,871	$262,001	$242,087	$300,158
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		3.48%	3.61%	3.22%	3.48%	3.63%
GNMA's buy-back option program	(22)	8.84%	7.45%	7.00%	7.25%	7.73%
Total mortgage		12.32%	11.06%	10.22%	10.73%	11.36%
Commercial		0.34%	0.62%	0.43%	0.58%	0.67%
Consumer		2.86%	2.76%	2.48%	2.33%	2.77%
Auto		7.54%	7.03%	6.30%	5.50%	7.46%
Total		4.18%	4.06%	3.59%	3.49%	4.38%
Nonperforming Assets	(14)
Mortgage		$17,400	$17,426	$15,804	$16,909	$16,928
Commercial		87,253	53,428	54,003	44,150	38,913
Consumer		4,378	4,194	3,790	3,482	4,207
Auto		20,750	15,962	14,968	14,043	20,055
Total nonperforming loans		129,781	91,010	88,565	78,584	80,103
Foreclosed real estate		2,490	3,160	2,603	4,271	4,002
Other repossessed assets		3,457	4,865	4,760	6,656	6,595
Total nonperforming assets		$135,728	$99,035	$95,928	$89,511	$90,700
Nonperforming Loan Rates
Mortgage		2.72%	2.78%	2.55%	2.74%	2.69%
Commercial		2.55%	1.62%	1.62%	1.44%	1.29%
Consumer		0.64%	0.61%	0.56%	0.52%	0.63%
Auto		0.79%	0.60%	0.56%	0.54%	0.79%
Total loans		1.76%	1.25%	1.21%	1.13%	1.17%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2025	2025	2025	2025	2024
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Nonperforming PCD Loans	(14)
Mortgage		$227	$230	$233	$234	$239
Commercial		55	7,803	8,603	8,666	2,641
Total nonperforming loans		$282	$8,033	$8,836	$8,900	$2,880
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.03%	0.03%
Commercial		0.07%	9.43%	9.92%	9.87%	2.98%
Total		0.03%	0.94%	1.00%	0.98%	0.31%
Total PCD Loans Held for Investment
Mortgage		$751,291	$772,808	$795,863	$819,271	$841,964
Commercial		73,889	82,748	86,685	87,779	88,729
Consumer		302	337	575	595	598
Auto		89	119	160	281	460
Total loans		$825,571	$856,012	$883,283	$907,926	$931,751

Total Nonperforming Loans	(14)
Mortgage		$17,627	$17,656	$16,037	$17,143	$17,167
Commercial		87,308	61,231	62,606	52,816	41,554
Consumer		4,378	4,194	3,790	3,482	4,207
Auto		20,750	15,962	14,968	14,043	20,055
Total nonperforming loans		$130,063	$99,043	$97,401	$87,484	$82,983
Total Nonperforming Loan Rates
Mortgage		1.27%	1.26%	1.13%	1.19%	1.17%
Commercial		2.50%	1.81%	1.83%	1.68%	1.34%
Consumer		0.64%	0.61%	0.56%	0.52%	0.63%
Auto		0.79%	0.60%	0.56%	0.54%	0.79%
Total		1.59%	1.22%	1.19%	1.11%	1.06%
Total Loans Held for Investment
Mortgage		$1,390,346	$1,399,856	$1,414,567	$1,435,573	$1,470,817
Commercial		3,490,169	3,384,404	3,423,434	3,153,060	3,103,091
Consumer		683,548	686,077	680,635	670,808	668,561
Auto		2,636,979	2,646,930	2,661,955	2,593,203	2,549,493
Total loans		$8,201,042	$8,117,267	$8,180,591	$7,852,644	$7,791,962
(a) Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended December 31, 2025
(Dollars in thousands) (unaudited)	Mortgage	Commercial		Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$6,493	$59,596		$33,771	$89,841	$189,701
(Recapture of) provision for credit losses	(226)	11,095		7,754	14,563	33,186
Charge-offs	—	(6,067)	(a)	(9,023)	(19,002)	(34,092)
Recoveries	91	1,319	(a)	964	7,070	9,444
Balance at end of period	$6,358	$65,943		$33,466	$92,472	$198,239

Allowance for credit losses PCD:
Balance at beginning of period	$4,417	$3,654		$9	$1	$8,081
Recapture of provision for credit losses	(1,057)	(672)		(6)	(19)	(1,754)
Charge-offs	—	(3,223)	(a)	—	(6)	(3,229)
Recoveries	239	734	(a)	6	25	1,004
Balance at end of period	$3,599	$493		$9	$1	$4,102

Allowance for credit losses summary:
Balance at beginning of period	$10,910	$63,250		$33,780	$89,842	$197,782
(Recapture of) provision for credit losses	(1,283)	10,423		7,748	14,544	31,432
Charge-offs	—	(9,290)	(a)	(9,023)	(19,008)	(37,321)
Recoveries	330	2,053	(a)	970	7,095	10,448
Balance at end of period	$9,957	$66,436		$33,475	$92,473	$202,341
Allowance coverage ratio	0.72%	1.90%		4.90%	3.51%	2.47%
(a) Refer to “(a)” in Table 1-1.
) Refer to “(c)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2025	2025	2025	2025	2024
(Dollars in thousands) (unaudited)	Q4	Q3	Q2	Q1	Q4
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,390,005	$1,375,417	$1,334,453	$1,295,361	$1,254,371
Less: Intangible assets	(94,096)	(95,327)	(96,559)	(97,791)	(99,023)
Tangible common equity (Non-GAAP)	$1,295,909	$1,280,090	$1,237,894	$1,197,570	$1,155,348

Common shares outstanding at end of period	43,257	44,265	44,742	44,924	45,440
Tangible book value per common share (Non-GAAP)	$29.96	$28.92	$27.67	$26.66	$25.43
Total Assets to Non-GAAP Tangible Assets
Total assets	$12,465,657	$12,229,812	$12,231,510	$11,729,257	$11,500,734
Less: Intangible assets	(94,096)	(95,327)	(96,559)	(97,791)	(99,023)
Tangible assets (Non-GAAP)	$12,371,561	$12,134,485	$12,134,951	$11,631,466	$11,401,711
Non-GAAP TCE Ratio
Tangible common equity	$1,295,909	$1,280,090	$1,237,894	$1,197,570	$1,155,348
Tangible assets	12,371,561	12,134,485	12,134,951	11,631,466	11,401,711
TCE ratio	10.47%	10.55%	10.20%	10.30%	10.13%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,394,097	$1,361,055	$1,318,886	$1,290,888	$1,304,779
Less: Average intangible assets	(94,528)	(95,756)	(96,983)	(98,229)	(99,558)
Average tangible common equity (Non-GAAP)	$1,299,569	$1,265,299	$1,221,903	$1,192,659	$1,205,221

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2025	2025	2025	2025	2024
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,318,632	$1,313,558	$1,293,041	$1,261,662	$1,256,906
Tier 1 capital		1,318,632	1,313,558	1,293,041	1,261,662	1,256,906
Total risk-based capital	(15)	1,437,595	1,430,713	1,409,447	1,373,004	1,367,692
Risk-weighted assets		9,436,010	9,298,556	9,245,125	8,843,043	8,812,422
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	13.97%	14.13%	13.99%	14.27%	14.26%
Tier 1 risk-based capital ratio	(17)	13.97%	14.13%	13.99%	14.27%	14.26%
Total risk-based capital ratio	(18)	15.24%	15.39%	15.25%	15.53%	15.52%
Leverage ratio	(19)	10.71%	10.75%	10.83%	10.83%	10.93%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,390,005	$1,375,417	$1,334,453	$1,295,361	$1,254,371
Plus: CECL transition adjustment	(20)	—	—	—	—	6,852
Plus: Unrealized losses on available-for-sale securities, net of income tax		16,906	27,301	48,782	58,001	89,839
Total adjusted stockholders’equity		1,406,911	1,402,718	1,383,235	1,353,362	1,351,062
Less: Disallowed goodwill, net		(79,700)	(79,889)	(80,079)	(80,742)	(82,355)
Disallowed other intangible assets, net		(8,429)	(9,271)	(10,115)	(10,958)	(11,801)
Disallowed deferred tax assets, net		(150)	—	—	—	—
Common equity Tier 1 capital and Tier 1 capital		1,318,632	1,313,558	1,293,041	1,261,662	1,256,906
Plus Tier 2 capital: Qualifying allowance for credit losses		118,963	117,155	116,406	111,342	110,786
Total risk-based capital		$1,437,595	$1,430,713	$1,409,447	$1,373,004	$1,367,692

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of strains on the U.S. economy as a result of the coronavirus disease (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.